May 2013
Continued Market Leadership
through Execution and Innovation
Investor Presentation
© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be”
and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2013 Financial
Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30,
2012 (the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs and Restructuring and Impairment Charges are Non-GAAP
measures. These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the Company’s acquisitions, and the termination of the Penson outsourcing services agreement, as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes this Non-GAAP measure provides investors with a more complete understanding of
Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.
Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

2 Broadridge Overview

Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >50 years
Strong position in large and attractive markets
–
Leader in investor communications and global securities processing
– Resilient through financial crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Room for expansion into naturally adjacent markets
Excellent team
– Results-driven and deeply experienced management team aligned with long-term interests of shareholders
– Highly engaged associates - one of the best large companies to work for in
NY
1
for 6  consecutive year
1.   As recognized by the NY Society of Human Resources in 2008-2013 th

Broadridge Strategy Statement
Our vision is to be the leading provider of Investor
Communications and Technology and Operations Solutions to
Banks/Broker-Dealers, Mutual Funds, and Corporate Issuers
globally
– Our mission is to drive the industry we serve to higher levels of efficiency and compliance; to partner with financial institutions and public companies to enable their growth; and to provide innovative outsourcing solutions for mission-critical activities
– We will grow our businesses by leveraging our unique network, our market position, and our brand/service reputation
– We will do so with a combination of organic growth and M&A
– We anticipate that this approach will drive 6-9% revenue growth and low-to-
mid-teens earnings growth
– We expect to pay a meaningful dividend and to opportunistically buy back shares

ProxyEdge®

Paladyne Systems

Matrix Financial Solutions

City Networks

AccessData

NewRiver

Broadridge

Our market position is differentiated
and sustainable
Recurring Fee Revenue
Investor Communication Solutions
$B
1.5
0.5
2012 2007
Growth through difficult
market environment
•
Proxy services for ~85%
of outstanding
shares in US
•
Processed >600 billion shares in 2012
•
Used by >5,500 institutional investors
globally
•
Eliminates >50%
of physical mailings
• ~450K votes through mobile apps during
2012 proxy season
New businesses
Tuck-in acquisitions
Broadridge is well positioned to accelerate growth
and continue driving strong free cash flow
~7% CAGR
Securities Processing Solutions
Enable clients
to process in
>50 countries
Processes  >$4.5 trillion
(average) in equity and
fixed income trades per
day
1.0

Investor Communication
Solutions
Securities Processing
Solutions
We are the leader in several markets
Market Rank
1
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
1
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1.  Marketshare based on Broadridge estimates

7 Investor Communication Solutions (ICS)

Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Sources: BCG, Bain, Patpatia, Broadridge estimates

PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Equity and Mutual Fund Shareholders
Street-side Processing
Registered Processing
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Broker/Bank 1
Broker/Bank 2
Broker/Bank 3
Broker/Bank 4
Broker/Bank 5
Broker/Bank 6
Broker/Bank 7
Broker/Bank 8
Broker/Bank 9
≈ Brokers/Banks 800+(1)
Managing ~360M active positions(2)
Majority of all shares are held in street-side
Issuer 1 / Fund 1
Issuer 2 / Fund 2
Issuer 3 / Fund 3
Issuer 4 / Fund 4
Issuer 5 / Fund 5
Issuer 6 / Fund 6
Issuer 7 / Fund 7
Issuer 8 / Fund 8
Issuer 9 / Fund 9
≈ Issuers 10,000+(3)
≈ Funds 700+(4)
Broadridge manages >1,600 Corporate Issuers
Broadridge processes on average 86% of U.S. shares outstanding
Data Hub and Platform
Shareholder Preferences Database
>40% of accounts require special processing
Shareholder Consent Database
Proxy Distribution
Electronic or Physical Delivery
>60% of Hard Copy Mailings Eliminated via E-Delivery and Suppressions
86% of Shares Voted Electronically
Vote Processing
Electronic or Physical Vote Return
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)

Broadridge

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
(1) Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2) Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3) Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4) Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book

ICS Product and Client Revenue Overview
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
…and we have deep and longstanding
client relationships
FY12 Product Revenues
Increase in electronic
distribution reduces postage
revenue and increases profits
Other
$146M (9%)
Fulfillment
$132M (8%)
Transaction
Reporting
$165M (10%)
Interims
$160M (10%)
Proxy
$327M (20%)
FY12 Client Revenues
(Based on who pays BR as agent)
Bank/Broker
-
Dealer
(29%)
Mutual Fund
(41%)
Corporate
Issuer
(30%)
Primarily
Postage
Distribution
$704M
(43%)

ICS-Bank/Broker-Dealer
What We Do:
Regulatory communications
– Beneficial proxy and interims for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade confirmations
and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions
Competitive Advantages:
Indispensible data hub with established
relationships with majority of BBDs
Strong market position and innovative
leadership
– First/only certified voting results
– First e-delivery, phone, web and mobile voting
platform
Proprietary systems, network and
databases
– ProxyEdge® – institutional voting and record
keeping platform
– Preference and consent database
Unmatched scale with highest level data
security (ISO 27001)

What We Do:
Mutual Fund trade processing in the
defined contribution/trust space
(Matrix)
Data aggregation and analytics
(Access Data)
Marketing/Regulatory
communications including content
(NewRiver)
Registered proxy and solicitation
Competitive Advantages:
Long-standing relationships across
industry
Serve every mutual fund and majority of
banks/broker-dealers
Unique data capabilities
Proprietary platform to allow mutual funds to
understand their clients
Innovative business applications that address
unique industry issues such as compliance
and distribution payments
Largest electronic repository for mutual fund
regulatory data
Industry-leading ICS products with
unmatched scale
Leverage to create cost-effective products for
mutual funds
ICS-Mutual Funds

What We Do:
Beneficial proxy service
Registered shareholder communications
– Registered proxy
– Interim communications
Transfer agency (TA)
– Stock share registry, ownership
transfers and dividend calculation
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
– Shareholder forums
– Global proxy services
Competitive Advantages:
Market Position – only full service provider of
Unmatched Scale – able to leverage one billion plus
Unmatched Data – unique dataset of investors and
Thought Leadership – unmatched expertise to
ICS-Issuers
shareholder communications to all types of
shareholders
shareholder communications annually as
well as record-keeping, corporate actions
and other shareholder account servicing
positions allows Issuers to more effectively
reach their shareholders
innovate the proxy process and help guide
Issuers through a complex regulatory
environment

14 Securities Processing Solutions (SPS)

Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations spend adds
~$14B to our SPS addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

CLIENT EXPERIENCE
TECHNOLOGY/OPERATIONS INFRASTRUCTURE
WEBPORTAL RECORDKEEPING
ACCOUNT STATEMENTS
TRADE CONFIRMATIONS
TAX REPORTING
Trading
Order Routing
Order Execution
Block Orders
Post Trade
Books & Records
• Client positions and transactions
• Tax-lot accounting
• Stock record
• Multicurrency accounting
• Margin processing
• P&L
Clearing & Settlement
Regulatory Reporting
Trade Support
Fail Control
Purchase & Sales
Cash Processing
Security Master
Asset Servicing
Regulatory Compliance
Operational Risk Management
BROKER-DEALERS
EXCHANGES
CUSTODIANS
DEPOSITORIES

Broadridge

16 Broadridge global processing behind the scenes Broadridge simplifies complex processes

1. All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market
M
A
R
K
E
T
S
H
A
R
E
FY12 Product Revenues
Outsourcing
(~13%)
$82M
Fixed Income
(~15%)
Transactions, $54M
Non-transactions, $45M
Equity
(~72%)
Transactions, $137M
Non-transactions, $338M
Broadridge
~30%
Competitors
~20%
In-house
~50%
Equity Processing Client Volume
U.S. $ Fixed Income Client Volume
Broadridge
~8%
Untapped
Market
~92%
(>$1 Billion)
Competitors
~2%
In-house
~43%
Broadridge
~55%
Operations Outsourcing
Securities Processing North America Market Share
Overview
1

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Broadridge

SPS Top 15 Clients for FY12
SPS client relationships are stable in volatile
market
Top Equity Processing Fixed Income
Clients Retail Institutional Processing Outsourcing
Alliance Bernstein
Bank of America/Merrill Lynch
Barclays Capital Services
BMO Nesbitt Burns
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
Jefferies & Company
JP Morgan Chase
Mizuho Securities USA
Penson
Royal Bank of Canada
Scotia Capital
UBS Securities
Note: The above schedule is an alphabetical listing of the top 15 SPS clients which represent ~70% of SPS revenues as of June 30, 2012.

What We Do:
Best-of-breed processing solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation
applications
– Data aggregation and warehousing
tools
Industry-leading global business process
outsourcing (BPO) solutions
SPS-Technology and Operations
Competitive Advantages:
Unique global technology platform provides
processing access to over 50 countries
Breadth of asset classes on single
“platform”
Leading market position and scale
Flexible business model that can be
tailored to unique client needs
Trusted brand

20 Financial Strategy

Our financial strategy is a key part of our
value creation strategy
~40% dividend payout, but expect no less than 72 cents per
share annually subject to Board approval
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
Long-term investment-grade debt rating
– Adjusted Debt/EBITDAR ratio
1
target is 2:1
Excess cash used opportunistically to offset dilution and
reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)

22 Appendix

Key Financial Drivers and Free Cash Flow
Historical CAGR 3Q 3Q YTD Actual Forecast
(FY07-FY12)
FY13 FY13 FY12
FY13
2%
Total Revenue Growth
5% 4% 6% 3-4%
3%
Closed Sales
6% 4% 3% 4-5%
(2%)
Client Losses
(1%) (1%) (1%) (1)%
1%
Net New Business
5% 3% 2% 3-4%
1%
Internal Growth
(a)
(2%) (1%) 1% 0%
2%
Acquisitions
0% 0% 3% 0%
4%
Total Recurring
3% 2% 6% 3-4%
(1%)
Event-Driven
(b)
0% 0% 0% 0%
(1%)
Distribution
(c)
2% 2% 0% 0%
0%
FX/Other
(0%) (0%) 0% 0%
EBIT Margin (Non-GAAP)
13.0% 8.9% 13.9% 14.9 - 15.7%
Tax Rate
35.9% 36.0% 35.6% 37.0%
Free Cash Flow
(d)
(Non-GAAP)
$37M $244M $196-249M
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix
(d) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases
(Recurring)
(Non-GAAP)

Broadridge FY13 Q3 and YTD from Continuing Operations
(a) FY12 Q3 excludes IBM Migration costs of $6M (after tax $4M, or $0.03 EPS impact). FY12 YTD Q3 excludes IBM Migration costs of $13M (after tax $8M, or $0.06 EPS impact).
     FY12 Q3 excludes Restructuring and Impairment Charges of $22M (after tax $14M, or $0.11 EPS impact). FY12 Q3 YTD and excludes Restructuring  and Impairment Charges of $32M (after tax $21M, or $0.16 EPS impact).
     FY13 Q3 excludes Restructuring Charges of $4M (after tax $2M, or $0.02 EPS impact). FY13 Q3 YTD excludes Restructuring Charges of $8M (after tax $5M, or $0.04 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 Q3 excludes Acquisition Amortization and Other Costs of $7M (after tax $4M or $0.04 EPS impact), IBM Migration costs of $6M (after tax $4M, or $0.03 EPS impact)
     and Restructuring and Impairment Charges of $22M (after tax $14M, or $0.11 EPS impact)
     FY12 YTD Q3 excludes Acquisition Amortization and Other Costs of $20M (after tax $13M or $0.10 EPS impact), IBM Migration costs of $13M (after tax $8M, or $0.06 EPS impact)
     and Restructuring and Impairment Charges of $32M (after tax $21M, or $0.16 EPS impact).
     FY13 Q3 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.02 EPS impact) and Restructuring Charges of $4M (after tax $2M, or $0.02 EPS impact).
     FY13 YTD Q3 excludes Acquisition Amortization and Other Costs of $17M (after tax $11M or $0.08 EPS impact) and Restructuring Charges of $8M (after tax $5M, or $0.04 EPS impact).
(e) FY13 Q3 and FY13 YTD Q3 represents transition costs related to termination of the Penson agreement including shutdown costs.
     FY12 Q3 and FY12 Q3 YTD represents Penson OTTI charge and note receivable impairment charge.
FY12 FY13 FY12 FY13
Q3 Q3 YTD Q3 YTD Q3
$37 $51 $56 $95
9.9% 12.6% 5.6% 8.8%
$25 $29 $73 $58
14.6% 16.9% 14.9% 11.9%
$62 $80 $129 $153
11.4% 13.9% 8.6% 9.8%
($4) ($8) ($17) ($23)
$3 $4 $8 $10
$60 $75 $120 $140
11.1% 13.0% 8.0% 8.9%
($3) ($4) ($10) ($11)
$7 $6 $20 $17
$64 $77 $130 $146
11.7% 13.4% 8.6% 9.3%
($23) ($28) ($47) ($53)
37.2% 35.9% 36.6% 36.0%
$41 $50 $83 $94
7.4% 8.6% 5.5% 6.0%
($4) ($4) ($12) ($11)
($14) ($2) ($21) ($5)
($4) $0 ($8) $0
($23) ($6) ($41) ($16)
$18 $43 $42 $78
3.3% 7.5% 2.8% 5.0%
128.4 125.0 127.4 125.9
$0.32 $0.39 $0.65 $0.74
$0.14 $0.35 $0.33 $0.62
Earnings Revenue
FY12 FY13 FY12 FY13
Q3 Q3 YTD Q3 YTD Q3
$374 $404 $1,004 $1,071
1% 8% 7% 7%
$169 $170 $489 $487
10% 0% 11% 0%
$543 $574 $1,493 $1,558
4% 6% 8% 4%
$0 $0 $0 $0
$3 $3 $10 $8
$547 $577 $1,503 $1,566
4% 5% 8% 4%
ICS
Growth %  /  Margin %
SPS
Growth %  /  Margin %
Total Segments
Margin %
Other
(a)
FX
(b)
Total Broadridge (Non-GAAP)
(a)
Growth %  /  Margin %
Interest & Other
Acquisition Amortization and Other Costs
(c)
Total EBT (Non-GAAP)
(d)
Margin %
Income taxes
(a)
Tax Rate
Total Net Earnings (Non-GAAP)
(d)
Margin %
Acquisition Amortization and Other Costs
(c)
Restructuring and Impairment Charges
(e)
IBM Migration costs
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
Diluted Shares
Diluted EPS (Non-GAAP)
(d)
Diluted EPS (GAAP)

Broadridge FY13 Guidance from Continuing Operations
Revenue Earnings
FY12 FY13 Range FY12 FY13 Range
Actual Low High Actual Low High
$1,634 $1,695 $1,707 $243 $291 $299
5% 4% 4% 14.9% 17.2% 17.5%
$655 $658 $683 $91 $79 $102
10% 0% 4% 13.9% 12.0% 15.0%
$2,290 $2,353 $2,390
$334 $370 $401
6% 3% 4%
14.6% 15.7% 16.8%
$0 $0 $0 ($28) ($30) ($37)
$13 $13 $13 $14 $13 $13
$2,304 $2,366 $2,403 $319 $353 $377
6% 3% 4% 13.9% 14.9% 15.7%
($13) ($17) ($21)
$25 $22 $22
$331 $358 $378
14.4% 15.1% 15.7%
($118) ($133) ($140)
35.6% 37.0% 37.0%
Segments $213 $226 $238
ICS $50 $70 9.3% 9.5% 9.9%
SPS $60 $80
Total $110 $150
($15) ($14) ($14)
($58) ($6) ($6)
($15) $0 $0
($88) ($20) ($20)
$125 $205 $218
5.4% 8.7% 9.1%
128 128 128
$1.67 $1.76 $1.86
$0.98 $1.60 $1.70
(b) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
(a) FY12 excludes IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact) and Restructuring and Impairment Charges of $81M (after tax $58M, or $0.45 EPS impact). FY13 guidance excludes Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 excludes Acquisition Amortization and Other Costs of $25M (after tax $15M or $0.12 EPS impact), IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact) and
Restructuring and Impairment Charges of $81M (after tax $58M, or $0.45 EPS impact). FY13 guidance excludes Acquisition Amortization and Other Costs of $22M (after tax $14M or $0.11
EPS impact) and Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
(e) FY12 represents Penson deferred client conversion and startup costs, other than temporary impairment charges, shutdown costs, cancellation of the note receivable, less the elimination of the obligation to pay or credit Penson fees.  FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.
($ in millions)
ICS
Growth %  /  Margin %
SPS
Growth %  /  Margin %
Total Segments
Margin %
Other
(a)
FX
(b )
Growth %  /  Margin %
Interest & Other
Acquisition Amortization and Other Costs
(c)
Total EBT (Non-GAAP)
(d)
Margin %
Income taxes
(d)
Tax Rate
Total Net Earnings (Non-GAAP)
(d)
Margin %
Acquisition Amortization and Other Costs
(c)
Restructuring and Impairment Charges
(e)
IBM Migration costs
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
Diluted Shares
Diluted EPS (Non-GAAP)
(d)
Diluted EPS (GAAP)
Total Broadridge (Non-GAAP)
(a)
FY13 Range
Low High
Recurring Closed Sales

Cash Flow – YTD FY13 Results and FY13 Forecast
Nine  Months
Ended
March 2013 Low High
Free Cash Flow
(Non-GAAP)
:
Round
Net earnings from continuing operations (GAAP) 77.5 $    78 $                           205 $               218 $
Depreciation and amortization (includes other LT assets) 70.9 71 95 105
Stock-based compensation expense 21.1 21 31 31
Other 3.0 3 (5) 5
Subtotal 172.5 173 326 359
Working capital changes (41.3) (41) (15) (15)
Long-term assets & liabilities changes (58.9) (59) (60) (50)
Net cash flow provided by continuing operating activities 72.3 73 251 294
Cash Flows From Investing Activities
Capital expenditures & software purchases (35.6) (36) (55) (45)
Free cash flow (Non-GAAP)
36.7 $    37 $                           196 $               249 $
Cash Flows From Other Investing and Financing Activities
Stock repurchases net of options proceeds (111.3) (111) (111) (111)
Dividends paid (64.2) (64) (86) (86)
Other 0.5 - (5) 5
Net change in cash and cash equivalents (138.3) (138) (6) 57
Cash and cash equivalents, at the beginning of year 320.5 321 321 321
Cash and cash equivalents, at the end of period 182.2 $ 182 $                         315 $               378 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
FY13 Range (a)
($ millions)
Unaudited
Free Cash Flow - Non-GAAP

Revenues and Closed Sales FY07-FY13
($ in millions)
Forecast
Recurring Fee Revenues FY07 FY08 FY09 FY10 FY11 FY12 CAGR FY13
ICS 529 $             567 $             594 $             632 $             720 $             798 $             9% $862-874
Growth 3% 7% 5% 6% 14% 11% 8-10%
SPS 527 $             534 $             559 $             536 $             594 $             655 $             4% $658-683
Growth 11% 1% 5% -4% 11% 10% 0-4%
Total Recurring Fee Revenues 1,056 $         1,101 $         1,153 $         1,168 $         1,313 $         1,453 $         7% $1,520-1,557
Growth 7% 4% 5% 1% 12% 11% 4-7%
Event-Driven 203 $             200 $             180 $             257 $             135 $             132 $             -8% ~$129
Growth 33% -1% -10% 43% -47% -2% -2%
Distribution 821 $             808 $             757 $             781 $             704 $             704 $             -3% ~$704
Growth 12% -2% -6% 3% -10% 0% 0%
Other/FX (12) $             22 $               (17) $             4 $                  14 $               14 $               ~$13
Total Revenues 2,068 $         2,131 $         2,072 $         2,209 $         2,167 $         2,304 $         2% $2,366-2,403
Growth 12% 3% -3% 7% -2% 6% 3-4%
Recurring Closed Sales 63 $               82 $               95 $               119 $             113 $             120 $             14% $110-150
Growth -32% 30% 16% 25% -5% 6% -8-+25%
($ in millions)
Forecast
Event-Driven Fee Revenues
(a)
FY07 FY08 FY09 FY10 FY11 FY12 CAGR FY13
Mutual Fund Proxy
79 $               92 $               55 $               150 $             39 $               28 $               -19% $27
Mutual Fund Supplemental
51 $               49 $               58 $               48 $               44 $               47 $               -2% $46
Contest/ Specials/ Other Communications
73 $               59 $               67 $               59 $               52 $               57 $               -5% $56
Total Event-Driven Fee Revenues 203 $             200 $             180 $             257 $             135 $             132 $             -8% $129
Growth 33% -1% -10% 43% -47% -2%
-2%
Recurring Distribution Revenues
(b)
593 $             580 $             567 $             564 $             573 $             597 $             0% ~$597
Growth 6% -2% -2% -1% 2% 4% 0%
ED Distribution Revenues
(b)
228 $             228 $             190 $             217 $             131 $             107 $             -14% ~$107
Growth 35% 0% -17% 14% -39% -18% 0%
Total Distribution Revenues 821 $             808 $             757 $             781 $             704 $             704 $             -3% ~$704
Growth 12% -2% -6% 3% -10% 0% 0%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of Non-GAAP to GAAP Measures
Reconciliation of EPS Guidance 2Q12 2Q13 YTD12 YTD13 FY10 FY11 FY12 FY13 Range
Actual Actual Actual Actual Actual Actual Actual Low High
Guidance Provided in August 2012 - Diluted EPS (Non-GAAP)
$0.12 $0.14 $0.27 $0.29 $1.56 $1.37 $1.55 $1.65 $1.75
Acquisition Amortization and Other Costs $0.03 $0.03 $0.06 $0.06 $0.04 $0.10 $0.12 0.11 0.11
Current Guidance - Diluted EPS (Non-GAAP)
$0.15 $0.17 $0.33 $0.35 $1.60 $1.47 $1.67 $1.76 $1.86
Acquisition Amortization and Other Costs ($0.03) ($0.03) ($0.06) ($0.06) ($0.04) ($0.10) ($0.12) (0.11) (0.11)
Restructuring and Impairment Charges ($0.05) ($0.01) ($0.05) ($0.02) $0.00 $0.00 ($0.45) (0.05) (0.05)
IBM Migration costs ($0.02) $0.00 ($0.03) $0.00 $0.00 ($0.03) ($0.12) 0.00 0.00
One-time recognition of deferred tax assets $0.00 $0.00 $0.00 $0.00 $0.06 $0.00 $0.00 0.00 0.00
Current Guidance - Diluted EPS (GAAP)
$0.05 $0.13 $0.19 $0.27 $1.62 $1.34 $0.98 $1.60 $1.70
Reconciliation of EBT Guidance (a) 2Q12 2Q13 YTD12 YTD13 FY10 FY11 FY12 FY13 Range
($ in millions) Actual Actual Actual Actual Actual Actual Actual Low High
Guidance Provided in August 2012 - Total EBT (Non-GAAP) $24 $28 $53 $58 $342 $276 $306 $336 $356
Margin % 5.0% 5.7% 5.6% 5.8% 15.5% 12.7% 13.3% 14.2% 14.8%
Acquisition Amortization and Other Costs $6 $6 $13 $11 $8 $19 $25 $22 $22
Current Guidance - Total EBT (Non-GAAP) $30 $34 $66 $69 $350 $295 $331 $358 $378
Margin % 6.3% 6.9% 6.9% 7.0% 15.9% 13.6% 14.4% 15.1% 15.7%
Acquisition Amortization and Other Costs ($6) ($6) ($13) ($11) ($8) ($19) ($25) ($22) ($22)
Restructuring and Impairment Charges ($10) ($4) ($10) ($4) $0 $0 ($81) ($10) ($10)
IBM Migration costs ($4) $0 ($7) $0 $0 ($6) ($25) $0 $0
Total EBT (GAAP) $11 $25 $37 $53 $342 $270 $201 $326 $346
Margin % 2.2% 5.0% 3.8% 5.4% 15.5% 12.4% 8.7% 13.8% 14.4%
(a) Details may not sum to totals due to rounding
Six Months Ended
December 2012 Low High
Free Cash Flow
(Non-GAAP)
:
Round
Net earnings from continuing operations (GAAP) 34.1 34 $                           205 218 $
Depreciation and amortization (includes other LT assets) 48.3 48 95 105
Stock-based compensation expense 12.9 13 31 31
Other -5.4 (5) (5) 5
Subtotal 89.9 90 326 359
Working capital changes -1.3 (1) (15) (15)
Long-term assets & liabilities changes -15.1 (15) (60) (50)
Net cash flow (used in) provided by continuing operating activities 73.5 74 251 294
Cash Flows From Investing Activities
Capital expenditures & software purchases -19 (19) (55) (45)
Free cash flow (Non-GAAP)
54.5 55 $                           196 $               249 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY13 Range
(a)
($ millions)
Unaudited
$

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
3Q12 3Q13 YTD FY12 YTD FY13 Type
Proxy
Equities 31.7 $             34.0 $              80.1 $              84.8 $              RC
   Stock Record Position Growth 4% 7% 1% 3%
   Pieces 24.5                      27.1                      66.1
68.1
Mutual Funds 5.5 $               7.1 $                19.3 $              22.7 $              ED
   Pieces 6.6                        13.0                      29.6                      36.7
Contests/Specials 3.0 $               2.3 $                9.7 $                7.3 $                ED
   Pieces 3.0                        2.2                         10.7                      6.7
Total Proxy 40.2 $             43.4 $              109.1 $            114.8 $
   Total Pieces 34.2                      42.3                      106.5
111.5
Notice and Access Opt-in % 69%
70%
66%
64%
Suppression % 58% 59% 56%
60%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 33.5 $             36.6 $              84.7 $              99.9 $              RC
   Position Growth 7% 9% 9% 10%
   Pieces 168.8                  166.9                   438.1
470.8
Mutual Funds (Supplemental Prospectuses) & Other 15.9 $             20.2 $              34.9 $              44.0 $              ED
   Pieces 86.8                      107.0                   191.2                   228.6
Total  Interims 49.4 $             56.8 $              119.6 $            143.9 $
   Total Pieces 255.7                  273.9                   629.3                   699.4
Transaction
Transaction Reporting/Customer Communications 47.7 $             50.9 $              123.9 $            129.4 $             RC
Reporting
Fulfillment
Fulfillment 31.6 $             36.0 $              94.7 $              101.1 $             RC
Other
Other - Recurring (a) 25.8 $             28.5 $              76.8 $              80.8 $              RC
Communications
Other - Event-Driven (b) 12.1 $             8.1 $                27.7 $              23.6 $              ED
Total Other 37.9 $             36.6 $              104.5 $            104.4 $
Total Fee Revenues 206.8 $            223.6 $            551.6 $            593.6 $
Total Distribution Revenues (c) 167.2 $            180.6 $            452.2 $            476.9 $
Total Revenues as reported - GAAP 374.0 $            404.2 $            1,003.8 $         1,070.5 $          FY13 Ranges
Low High
Total RC Fees 170.3 $            186.0 $            460.0 $            496.0 $             862 $      874 $
% RC Growth 8% 9% 0% 8%
8% 10%
Total ED Fees 36.5 $             37.7 $              91.6 $              97.6 $              129 $      129 $
Low High
Sales 2% 5% 3% 4% 3% 3%
Losses -1% 0% -1% 0% -1% -1%
Key
Net New Business 1% 5% 2% 4% 2% 2%
Revenue
Internal growth 2% -1% 2% 0% 2% 2%
Drivers Recurring (Excluding Acquisitions) 3% 4% 4% 4% 4% 4%
Acquisitions 0% 0% 3% 0% 0% 0%
Total Recurring 3% 4% 7% 4% 4% 4%
Event-Driven -1% 1% -1% 0% 0% 0%
Distribution -1% 3% 1% 3% 0% 0%
TOTAL 1% 8% 7% 7% 4% 4%
(a) Other Recurring fee revenues include revenues from acquisitions.
(b) Other Event-Driven fee revenues include revenues from corporate actions.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
3Q12 3Q13 YTD FY12 YTD FY13 Type
Equity
Transaction-Based Equity Trades 35.5 $      33.8 $      104.7 $    94.9 $      RC
Internal Trade Volume 985 969 970 880
Internal Trade Growth -11% -2% 1% -9%
Trade Volume (Average Trades per Day in '000) 1,005 979 982 888
Non-Transaction Other Equity Services 87.3 92.3 252.1 $    264.2 $    RC
Total Equity 122.8 $    126.1 $    356.8 $    359.1 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 13.6 $      14.0 $      40.1 $      41.5 $      RC
Internal Trade Volume 299 298 294 293
Internal Trade Growth 3% 0% 6% 0%
Trade Volume (Average Trades per Day in '000 299 308 294 299
Non-Transaction Other Fixed Income Services 10.8 $      12.3 $      33.5 $      35.8 $      RC
Total Fixed Income 24.4 $      26.2 $      73.7 $      77.2 $
Outsourcing
Outsourcing 22.1 $      17.3 $      58.4 $      51.0 $      RC
# of Clients 13 18 13 18
Total Net Revenue as reported - GAAP 169.3 $    169.6 $    488.8 $    487.3 $    FY13 Ranges
Low High
Sales 5% 7% 5% 5% 6% 8%
Losses -1% -2% -1% -2% -2% -2%
Key
Net New Business 4% 5% 4% 3% 4% 6%
Revenue
Transaction & Non-transaction 0% -1% 2% -1% -1% 1%
Drivers
Concessions -2% -4% -1% -3% -4% -4%
Internal growth -2% -5% 1% -4% -5% -3%
Acquisitions 8% 0% 6% 1% 1% 1%
TOTAL 10% 0% 11% 0% 0% 4%

Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual  fund proxy services provided to open-ended mutual  funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management  of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide  in connection with stockholder meetings held outside of the normal annual meeting cycle and are  primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the  approval of its stockholders).
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time  throughout the year.
Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing  materials and other information not required to be distributed by regulation.
Transaction Reporting
Transaction  Reporting – Refers primarily to the printing and distribution of account  statements, trade confirmations  and tax reporting documents  to account holders, including electronic delivery and archival  services.
Fulfillment
Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Other Communications
Other – Refers to the services we provide in connection  with the distribution  of communications  material  not included in the above definitions such as  non-objecting beneficial owner (NOBO) lists, and corporate actions  such as mergers, acquisitions, and tender offer transactions.